                                                                   EXHIBIT 10.26


                                                          [NEW FOCUS LETTERHEAD]

Amendment to Memorandum of Agreement

This agreement is dated and effective as of January 1, 2001, by and between Alcatel USA Sourcing, L.P. ("Buyer"), having a place of business at 1000 Coit Road, Plano, Texas 75075 and New Focus, Inc. ("Seller"), having its principle place of business at 5215 Hellyer Ave., San Jose, California 95138.

Except as set forth in this agreement, as described below, everything remains the same.

o    New Focus Part Number: [*]

o    Alcatel Part Number: [*]

o    Pricing: [*] USD for deliveries through December 31, 2001

o Buyer commits to purchase at least [*] percent of Buyer's total demand, equating to approximately [*] pieces.


/s/ DAVE STARK                             /s/ PETER HANSEN
---------------------------------          ---------------------------------
Dave Stark                                 Peter Hansen
Director of Procurement                    VP Sales
Alcatel USA Sourcing, L.P.                 New Focus, Inc.


/s/ KIMBERLY HERALD                        /s/ BRIDGIT HANSHAW
---------------------------------          ---------------------------------
Kimberly Herald                            Bridgit Hanshaw
Purchasing                                 Sales Account Manager
Alcatel USA Sourcing, L.P.                 New Focus, Inc.


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.